GOF SA9 08/19

SUPPLEMENT DATED AUGUST 8, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION

OF EACH OF THE FUNS LISTED BELOW

Franklin TEMPLETON U.S. GOVERNMENT MONEY FUND

(a series of Franklin Templeton Money Fund Trust)

institutional fiduciary trust

(Money Market Portfolio)

The Statement of Additional Information of the Fund is amended as follows:

I. For all Funds, the section “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Illiquid securities” is replaced with the following:

Illiquid securities     Generally, an “illiquid security” or “illiquid investment” is any investment that cannot be disposed of partially or in full in the ordinary course of business within seven days at approximately the amount at which the Fund has valued the instrument.  Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act). If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Fund would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The Fund's board will review on a periodic basis any determination by the investment manager to treat a restricted security as liquid. In determining whether a restricted security is properly considered a liquid security, the investment manager takes into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize an investment's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

Please keep this supplement with your statement of additional information for future reference.